UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 25, 2024

Johnson & Johnson

(Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
Registrant's telephone number, including area code (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 25, 2024, the Board of Directors (the “Board”) of Johnson & Johnson (the “Company”) approved and adopted amended and restated by-laws of the Company (the “Amended and Restated By-Laws”), effective as of such date. Among other updates, the Amended and Restated By-Laws:
•update and expand the procedural and informational requirements for a shareholder request to call a special meeting;
•update provisions relating to the adjournment, postponement and conduct of shareholder meetings, including memorializing the Chair and Board’s authority to adjourn or postpone meetings and set forth rules for the conduct of meetings;
•clarify the applicable voting standard at meetings of shareholders for matters other than the election of directors, consistent with the New Jersey Business Corporation Act;
•update and expand the procedural and informational requirements for director nominations and other proposals submitted by shareholders under the Company’s “advance notice” provisions, including updates to reflect the SEC’s adoption of “universal proxy” rules as set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended;
•update and expand the procedural and information requirements for director nominations submitted by shareholders under the Company’s “proxy access” provisions;
•clarify that, unless the Board otherwise designates, the Chief Executive Officer of the Company also serves as the President of the Company;
•update the Company’s director and officer indemnification provisions; and
•make other non-substantive and conforming revisions and clarifications.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    The 2024 Annual Meeting of Shareholders of the Company was held on April 25, 2024.

(b)    At the 2024 Annual Meeting of Shareholders, the shareholders:

•elected all 13 Director nominees named in the 2024 Proxy Statement to the Company’s Board of Directors;

•approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the “Compensation Discussion and Analysis” section of the 2024 Proxy Statement and the compensation of the Company’s executive officers named in the 2024 Proxy Statement, as disclosed therein;

•ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2024; and

•did not approve the shareholder proposal for a gender-based compensation gaps and associated risks.

The following are the final voting results for each of the four items voted on at the meeting.

1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
D. Adamczyk	1,656,623,584	18,925,478	4,373,721	338,170,891
M. C. Beckerle	1,663,236,710	12,988,890	3,697,183	338,170,891
D. S. Davis	1,637,607,236	38,041,198	4,274,349	338,170,891
J. A. Doudna	1,663,406,168	12,832,643	3,683,972	338,170,891
J. Duato	1,561,512,061	109,541,207	8,869,515	338,170,891
M. A. Hewson	1,631,542,950	44,419,702	3,960,131	338,170,891
P. A. Johnson	1,662,656,052	13,581,894	3,684,837	338,170,891
H. Joly	1,656,506,211	19,141,858	4,274,714	338,170,891
M. B. McClellan	1,661,933,030	13,974,677	4,015,076	338,170,891
A. M. Mulcahy	1,624,143,536	52,044,434	3,734,813	338,170,891
M. A. Weinberger	1,651,183,425	24,483,916	4,255,442	338,170,891
N. Y. West	1,666,853,163	9,240,391	3,829,229	338,170,891
E. A. Woods	1,665,190,129	10,460,172	4,272,482	338,170,891

2.    Advisory vote to approve named executive officer compensation (Say on Pay):

For	Against	Abstained	Non-Votes
1,511,199,544.00	159,356,373.00	9,366,866.00	338,170,891.00

3.    Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024:

For	Against	Abstained	Non-Votes
1,896,186,129.00	117,320,388.00	4,587,157.00	0

4.    Shareholder Proposal - gender-based compensation gaps and associated risks:

For	Against	Abstained	Non-Votes
64,871,020.00	1,595,866,856.00	19,184,907.00	338,170,891.00

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated By-Laws, effective April 25, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	April 29, 2024	By:	/s/ Marc Larkins
Marc Larkins Corporate Secretary